UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2025

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	92-3978051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Common Stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 - Unregistered Sales of Equity Securities.

On April 28, 2025, System1, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with The Blend Family Foundation (the “Purchaser”), pursuant to which the Company agreed to sell to the Purchaser 4,500,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at a price of $0.50 per Share (the “Private Placement”). The aggregate proceeds to the Company from the Private Placement will be $2.25 million. The Private Placement is expected to close at a later date after the satisfaction of certain closing conditions set forth in the Purchase Agreement. The Company expects to use the net proceeds from the Private Placement for general corporate purposes.

The Shares issued and sold in the Private Placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and were issued and sold pursuant to Section 4(a)(2) of the Securities Act. The Shares may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. Neither this Current Report nor any exhibit attached hereto is an offer to sell, or the solicitation of an offer to buy, shares of Common Stock or other securities of the Company.

The Purchaser represented that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and is acquiring the Shares for investment purposes only and not with a view to any public distribution or with any intention of selling, distributing or otherwise disposing of the Shares in a manner that would violate the registration requirements of the Securities Act. The Shares are being offered and sold without any general solicitation by the Company or its representatives.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date:	April 29, 2025	By:	/s/ Daniel J. Weinrot
		Name:	Daniel J. Weinrot
		Title:	General Counsel & Corporate Secretary

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